Better Lives. Better Planet.SM This presentation is the Confidential work product of Pall Corporation and no portion of this presentation may be copied, published, performed, or redistributed without the express written authority of a Pall corporate officer © 2015 Pall Corporation Q2 FY 2015 Financial Results February 24, 2015 Exhibit 99.2

2 The matters discussed in this presentation contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Results for the second quarter of fiscal year 2015 are preliminary until our Form 10-Q is filed with the Securities and Exchange Commission on or before March 12, 2015. Forward-looking statements are those that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future. All statements regarding future performance, earnings projections, earnings guidance, management’s expectations about our future cash needs and effective tax rate, and other future events or developments are forward-looking statements. Forward-looking statements are those that use terms such as “may,” “will,” “expect,” “believe,” “intend,” “should,” “could,” “anticipate,” “estimate,” “forecast,” “project,” “plan,” “predict,” “potential,” and similar expressions. Forward-looking statements contained in this and other written and oral reports are based on management’s assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors. Our forward-looking statements are subject to risks and uncertainties and are not guarantees of future performance, and actual results, developments and business decisions may differ materially from those envisaged by our forward-looking statements. Such risks and uncertainties include, but are not limited to, those discussed in Part I-Item 1A.-Risk Factors in the 2014 Form 10-K, and other reports we file with the Securities and Exchange Commission, including: the impact of disruptions in the supply of raw materials and key components for our products from suppliers, including limited or single source suppliers; the impact of terrorist acts, conflicts and wars or natural disasters; the extent to which special U.S. and foreign government laws and regulations, such as the Foreign Corrupt Practices Act and the U.K. Bribery Act, and regulations and procurement policies and practices, including regulations on import-export control, may expose us to liability or impair our ability to compete in international markets; the impact of a significant disruption in, or breach in security of, our information technology systems or we fail to implement, manage or integrate new systems, software and technologies successfully; the impact of economic, political, social and regulatory instability in emerging markets, and other risks characteristic of doing business in emerging markets; fluctuations in foreign currency exchange rates and interest rates; our ability to successfully complete or integrate acquisitions; product defects and unanticipated use or inadequate disclosure with respect to our products; our ability to develop innovative and competitive new products; the impact of global and regional economic conditions and legislative and political developments; our ability to comply with a broad array of regulatory requirements; the loss of one or more members of our senior management team and our ability to recruit and retain qualified management personnel; changes in the demand for our products and business relationships with key customers and suppliers; changes in product mix and product pricing, particularly with systems products and associated hardware and devices for our consumable filtration products; our ability to deliver our backlog on time; increases in manufacturing and operating costs and/or our ability to achieve the savings anticipated from our structural cost improvement initiative; the impact of environmental, health and safety laws and regulations, and violations; our ability to enforce patents or protect proprietary products and manufacturing techniques; costs and outcomes of pending or future litigation and the availability of insurance or indemnification rights; changes in our effective tax rate; the impact of certain risks associated with potential labor disruptions; our ability to compete effectively in domestic and global markets; and the effect of the restrictive covenants in our debt facilities. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We make these statements as of the date of this disclosure and undertake no obligation to update them, whether as a result of new information, future developments or otherwise. Management uses certain non-GAAP measurements to assess the Company’s current and future financial performance. The non-GAAP measurements do not replace the presentation of the Company’s GAAP financial results. These measurements provide supplemental information to assist management in analyzing the Company’s financial position and results of operations. The Company has chosen to provide this information to facilitate meaningful comparisons of past, present and future operating results and as a means to emphasize the results of ongoing operations. Reconciliations of the non-GAAP financial measures used throughout this presentation to the most directly comparable GAAP measures appear at the end of this presentation in the Appendix and are also available on Pall’s website at www.pall.com/investor. Forward-Looking Statements

3 Conference Call Information  Dial-In: Toll-Free 855.356.7268 International 706.634.1981  Replay: Toll-Free 855.859.2056 International 404.537.3406  Conference ID: 81570552  Internet: www.pall.com/investor Pall Micro-24 Gas Micro Mixer enables precision control of oxygen and carbon dioxide in micro-scale sensitive mammalian cell culture applications.

4 Q2 Overview  Solid quarter – Modest growth – Continued operating margin improvement – Exceptional cash flow  Similar end-market dynamics  Translational FX headwinds – Current rates are a significant headwind to our original FY15 guidance assumptions Solid execution in the face of significant FX headwinds A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix. Pall’s new Coralon filter media utilizing Stress Resistant Technology (SRT), significantly improves filter performance resulting in cleaner fluids and more consistent performance in lube and hydraulic fluid applications.

5 $677 $674 $- $200 $400 $600 $800 Revenue % Growth Excluding FX FY 2014 FY 2015 Q2 Financial Summary Dollars in millions, except EPS data A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix. 18.2% 18.5% 10.0% 15.0% 20. % Operating Profit Margin FY 2014 FY 2015 Pro forma EPS Bridge $0.82 $0.88 $0.30 $0.60 $0.90 Pro forma EPS % Growth FY 2014 FY 2015 +7% +6% +30 bps Q2 FY2014 0.82$ EBIT 0.12 Sharecount, tax & other 0.05 Translational FX (0.11) Q2 FY2015 0.88$

6 Life Sciences Consumables $329 +11% Industrial Consumables $261 +2% Industrial Systems $54 +9% Life Sciences Systems $30 -6% 39% 49% 8% 4% Q2 Sales by Segment Dollars in millions Percentages outside pie charts and in box represent sales change excluding FX Percentages inside pie charts represent percent of total sales A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix Life Sciences: $359 (+9%) Industrial: 315 (+3%) Total Sales: $674 (+6%)

7 Q2 Life Sciences Segment Performance Dollars in millions Life Sciences markets’ consumables sales growth percentages are excluding FX A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix 0% 30% 60% 54.9% -170 bps 56.6% 0% 30% 60% 24.8% -90 bps 25.7% FY 2014 FY 2015 Gross Margin Segment Margin  BioPharmaceuticals consumables: +13%  Food & Beverage consumables: +8%  Medical consumables: +2% Sales Q2 FY 2015 YoY Change YoY Change Excluding FX Consumables 329$ 3% 11% Systems 30 -12% -6% Total Life Sciences 359$ 1% 9% Orders Q2 FY 2015 YoY Change YoY Change Excluding FX Consumables 374$ 3% 11% Systems 29 -9% -3% Total Life Sciences 403$ 2% 10%

8 Q2 Industrial Segment Performance Gross Margin Segment Margin  Process Technologies consumables: Flat  Aerospace consumables: +8%  Microelectronics consumables: +3% 0% 30% 60% 45.7% +120 bps 44.5% 0% 30% 60% 16.2% +170 bps 14.5% FY 2014 FY 2015 Sales Q2 FY 2015 YoY Change YoY Change Excluding FX Consumables 261$ -3% 2% Systems 54 1% 9% Total Industrial 315$ -3% 3% Orders Q2 FY 2015 YoY Change YoY Change Excluding FX Consumables 282$ 0% 6% Systems 49 -20% -15% Total Industrial 331$ -3% 2% Dollars in millions Industrial markets’ consumables sales growth percentages are excluding FX A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix

9 Cash Flow and Working Capital(1) Operating Cash Flow 238$ 206$ CapEx (25) (35) Free Cash Flow 213$ 171$ Other Significant Sources/(Uses) of Cash: Dividends (63)$ (58)$ Notes Payable 300 135 Share Repurchase (304) (250) YTD FY15 YTD FY14 Dollars in millions (1) Figures include the impact of rounding Net debt of $147mm as of January 31, 2015

Pall's Exposure to Oil & Gas Production

- **Revenue impact.** We only have modest exposure to oil & gas exploration and related upstream applications
- **Cost Impact.** Lower hydrocarbon prices will modestly improve our cost position

	Market	% of FY14 Revenue	Revenue Exposure to Upstream and Midstream Oil & Gas
Industrial	Process Technologies	28%	Low
	Microelectronics	11%	None
	Aerospace	9%	None
Life Sciences	BioPharm	36%	None
	Food & Beverage	8%	None
	Medical	8%	None

10

PALL Pall Corporation

11 29% 29% 8% 6% 6% 22% 30% 27% 7% 6% 7% 23% Revenue by Currency FY14 Revenue by Currency Source for FX rates: Bloomberg Dollars in millions. Revenue by functional currency Other RMB GBP JPY USD EUR Approximately 70% of our sales are ex-US FY15 YTD Revenue by Currency Other RMB GBP JPY USD EUR

12 Current FX Rates vs. Original Plan 1.50 1.55 1.60 1.65 1.70 1.75 Aug-13 Oct-13 Jan-14 Apr-14 Jul-14 GBP / USD Recent FX Trends 1.10 1.20 1.30 1.40 1.50 Aug-13 Oct-13 Jan-14 Apr-14 Jul-14 EUR / USD CURR PLAN 1.35 1.54 95 105 115 125 Aug-13 Oct-13 Jan-14 Apr-14 Jul-14 USD / JPY CURR PLAN 102 FY15 FY14 Unfavorable Favorable 1.14 CURR PLAN 1.69 119 Current FX Rate vs. FY14 Avg.* Current FX Rate vs. FY15 Plan* -16% -16% -6% -9% -17% -17% Source: Bloomberg, as of close on 2/19/15 * Negative % represents weakening against the Dollar

13 Updated FY 2015 Outlook Original FY15 Plan (8/28/14) Q1 FY15 Update (11/25/14) (2) Current Update (2/24/15) (2) Pall Revenue Growth: Total Organic ex-Fx  Mid-to-high single-digit  Low-to-mid single-digit  Low to mid single-digit  Mid single-digit  Low single-digit  No change Segment Revenue Growth: Life Sciences ex-Fx Industrial ex-Fx  Mid-to-high single-digit  Mid-to-high single-digit  High single-digit  No change  No change  No change Pro Forma EPS:  $3.75 – $3.95  No change  $3.65 – $3.85 FX Rates Assumed:  Euro/USD: 1.35  Euro/GBP: 0.80  USD/Yen: 102  Euro/USD: 1.25(1)  Euro/GBP: 0.79(1)  USD/Yen: 117(1)  Euro/USD: 1.14(1)  Euro/GBP: 0.75(1)  USD/Yen: 119(1) Changes are primarily FX-driven (1) Rates assumed for the balance of the fiscal year for guidance (2) “No change” means no change in guidance from previous column

14 Updated FY 2015 Outlook (cont’d) Modeling Guidance Original FY15 Plan (8/28/14) Q1 FY15 Update (11/25/14) (2) Current Update (2/24/15) (1)(2) Gross Margin: 0 - 20 bps improvement No change No change SG&A: ~100 bps improvement No change ~70 – 100 bps improvement Operating Margin: ~100 bps improvement No change No change Tax Rate: 23% No change 22.5% Free Cash Flow: ≥ 100% Net Income No change No change Translational FX: Minimal impact Revenue impact = ~$125mm or 4.5% headwind EPS impact = ~25¢ headwind largely offset by strong operating performance Revenue impact = ~$200mm or 7% headwind EPS impact = ~40¢ headwind (1) Assumed rates: Euro/USD 1.14, Euro/GPB 0.75, USD/Yen 119 (2) “No change” means no change in guidance from previous column

Better Lives. Better Planet.SM This presentation is the Confidential work product of Pall Corporation and no portion of this presentation may be copied, published, performed, or redistributed without the express written authority of a Pall corporate officer © 2015 Pall Corporation Appendix

16 Appendix: Q2 Earnings and FY 2015 Estimates Reconciliation of Non-GAAP Financial Measures Diluted EPS as reported 0.78$ 0.75$ 3.57$ Discrete Items: ROTC after pro forma tax effect 0.10 0.07 0.18 Total discrete items 0.10 0.07 0.18 Pro forma diluted EPS 0.88$ 0.82$ 3.75$ FY 2015 (Estimates at Midpoint) Q2 FY15 Q2 FY14

17 Appendix: Q2 Sales By Market & Technology Reconciliation of Non-GAAP Financial Measures Q2 FY15 Q2 FY15 Estimated Impact of FX Q2 FY15 Estimate Excluding FX Q2 FY14 % Change Excluding FX Life Sciences Consumables Sales: BioPharmaceuticals 231,421$ (16,295)$ 247,716$ 218,625$ 13.3% Food & Beverage 43,185 (4,322) 47,507 44,054 7.8% Medical 53,991 (3,717) 57,708 56,660 1.8% Consumables Total 328,597$ (24,334)$ 352,931$ 319,339$ 10.5% Systems Sales 29,859$ (1,843)$ 31,702$ 33,891$ -6.5% Total Life Sciences 358,456$ (26,177)$ 384,633$ 353,230$ 8.9% Industrial Consumables Sales: Process Technologies 131,402$ (8,519)$ 139,921$ 139,664$ 0.2% Aerospace 55,336 (2,049) 57,385 53,322 7.6% Microelectronics 74,225 (4,803) 79,028 76,976 2.7% Consumables Total 260,963$ (15,371)$ 276,334$ 269,962$ 2.4% Systems Sales 54,375$ (4,313)$ 58,688$ 53,777$ 9.1% Total Industrial 315,338$ (19,684)$ 335,022$ 323,739$ 3.5% Total Pall 673,794$ (45,861)$ 719,655$ $ 676,969 6.3% Dollars in thousands

18 Appendix: Q2 Orders by Segment Reconciliation of Non-GAAP Financial Measures Dollars in thousands Q2 FY15 Q2 FY15 Estimated Impact of FX Q2 FY15 Estimate Excluding FX Q2 FY14 % Change Excluding FX Life Sciences Orders: Consumables 374,364$ (27,846)$ 402,210$ 363,351$ 10.7% Systems 28,505 (1,864) 30,369 31,458 -3.5% Life Sciences Total 402,869$ (29,710)$ 432,579$ 394,809$ 9.6% Industrial Orders: Consumables 282,087$ (16,511)$ 298,598$ 282,143$ 5.8% Systems 48,996 (2,515) 51,511 60,904 -15.4% Industrial Total 331,083$ (19,026)$ 350,109$ 343,047$ 2.1% Total Pall 733,952$ (48,736)$ 782,688$ 737,856$ 6.1%

19 Appendix: Q2 Organic Sales Growth by Segment Reconciliation of Non-GAAP Financial Measures Q2 FY15 Q2 FY14 Percent Change Q2 FY15 Impact of FX % Change Excluding FX Life Sciences Sales: Organic 345,699$ 353,230$ -2.1% (26,177)$ 5.3% Acquisitions 12,757 - - Total Life Sciences Sales 358,456$ 353,230$ 1.5% (26,177)$ 8.9% Industrial : Organic 300,234$ 323,739$ -7.3% (19,684)$ -1.2% Acquisitions 15,104 - - Total Industrial Sales 315,338$ 323,739$ -2.6% (19,684)$ 3.5% Total Pall : Orga ic 645,933$ 676,969$ -4.6% (45,861)$ 2.2% Acquisitions 27,861 - - Total Pall Sales 673,794$ 676,969$ -0.5% (45,861)$ 6.3% Dollars in thousands

20 Appendix: Q2 Operating Profit Reconciliation of Non-GAAP Financial Measures Operating Profit Q2 FY15 Q2 FY14 Life Sciences segment profit 88,882$ 90,856$ Industrial segment profit 50,939 46,891 Total segment profit 139,821$ 137,747$ General corporate expenses (15,095) (14,766) Operating profit 124,726$ 122,981$ % of Sales 18.5% 18.2% ROTC 11,534 9,170 Interest expense, net 6,238 5,195 Earnings before income taxes 106,954$ 108,616$ Dollars in thousands